UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 5, 2004

Countrywide Financial Corporation
(Exact Name of Registrant as Specified in Charter)

Delaware (State or other jurisdiction of incorporation)	1-8422 (Commission file number)	13-2641992 (IRS Employer Identification No.)

4500 Park Granada, Calabasas, California 91302
(Address of Principal Executive Offices) (Zip Code)

Registrant's telephone number, including area code:
(818) 225-3000

N/A
(Former Name or Former Address, if Changed since Last Report)

Item 4. Changes in Registrant’s Certifying Accountant.

On January 12, 2004, Countrywide Financial Corporation (the “Company”) filed a Current Report on Form 8-K (the “Original 8-K”) disclosing that the Audit and Ethics Committee (the “Audit Committee”) of the Company’s Board of Directors determined to engage KPMG LLP (“KPMG”) as the Company’s principal independent auditor for the fiscal year commencing January 1, 2004. The engagement of KPMG was based upon a comprehensive review, which began in mid-2003, of audit firms and their capabilities, qualifications and expertise relative to the Company’s current and anticipated needs. This decision effectively dismissed Grant Thornton LLP (“Grant Thornton”) as the Company’s independent auditor for the fiscal year commencing January 1, 2004.

Grant Thornton, which continued as the Company’s independent auditor for the fiscal year ended December 31, 2003, has now completed its audit of the Company’s financial statements for the fiscal year ended December 31, 2003 and is, therefore, no longer the Company’s independent auditor.

The report of Grant Thornton on the Company’s financial statements as of and for the fiscal year ended December 31, 2003 did not contain an adverse opinion or disclaimer of opinion, nor was such report qualified or modified as to uncertainty, audit scope or accounting principles.

In connection with Grant Thornton’s audit of the Company’s financial statements for the fiscal year ended December 31, 2003 and through the date of this Form 8-K/A, there were no disagreements with Grant Thornton on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Grant Thornton, would have caused it to make reference thereto in its report on the Company’s financial statements as of and for the fiscal year ended December 31, 2003.

Since the filing of the Original 8-K, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

The Company provided Grant Thornton a copy of this Form 8-K/A prior to its filing with the Securities and Exchange Commission. Grant Thornton has provided the Company with a letter dated March 19, 2004, addressed to the Commission, stating whether or not it is in agreement with the statements contained herein. A copy of such letter is filed as Exhibit 16.1 hereto.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)	Exhibits

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 19, 2004.

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COUNTRYWIDE FINANCIAL CORPORATION

Date: March 19, 2004	By: /s/Thomas K. McLaughlin Name: Thomas K. McLaughlin Title: Executive Managing Director and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.

16.1	Letter from Grant Thornton LLP to the Securities and Exchange Commission dated March 19, 2004.

Exhibit 16.1

[Grant Thornton LLP Letterhead]

March 19, 2004

Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549

Commissioners:

We have read the statements made by Countrywide Financial Corporation in Item 4 of its Current Report on Form 8-K/A, dated January 5, 2004. We agree with the statements concerning our Firm in such Form 8-K/A.

Very truly yours, /s/ Grant Thornton LLP Grant Thornton LLP